UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-02021

Deutsche DWS Securities Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2020

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

December 31, 2020

Annual Report

to Shareholders

DWS RREEF Global Real Estate Securities Fund

Contents

3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
12	Portfolio Summary
14	Investment Portfolio
19	Statement of Assets and Liabilities
21	Statement of Operations
22	Statements of Changes in Net Assets
23	Financial Highlights

29	Notes to Financial Statements
42	Report of Independent Registered Public Accounting Firm
44	Information About Your Fund’s Expenses
45	Tax Information
46	Advisory Agreement Board Considerations and Fee Evaluation
51	Board Members and Officers
56	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. There are special risks associated with an investment in real estate, including REITS. These risks include credit risk, interest rate fluctuations and the impact of varied economic conditions. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The Fund may lend securities to approved institutions. Please read the prospectus for details.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS RREEF Global Real Estate Securities Fund

Letter to Shareholders

Dear Shareholder:

The outlook for economic recovery remains positive overall, buoyed by progress in the approval and distribution of coronavirus vaccines and a resolution of the 2020 elections. We still, however, have a long road ahead.

Restrictive measures are likely to remain in place, at least to some degree, until broad vaccine distribution is achieved. This suggests that full recovery might take some time. This view appears to be shared by the U.S. Federal Reserve (Fed). Despite more optimism on growth and employment, inflation is expected to remain below the 2% target. Only by 2023 are inflation and unemployment forecasts at levels that would reflect what the Fed would currently see as a full recovery.

The coming months should bring clarity regarding the Biden administration’s domestic and foreign policies. The first priority is likely to be another tranche of COVID-related fiscal support. In the first quarter, we anticipate passage of a bill built around further stimulus checks, funds for state and local governments, and enhancements to unemployment benefits, among other provisions.

Recovery suggests that long-term interest rates climb, at least modestly, and S&P earnings per share (EPS) could return to its prior peak in the second quarter of this year. That is a reasonable and constructive outlook, but it provides little help in forecasting equity returns for 2021. Fair or sustainable price-to-earnings ratios (PEs) on mid-cycle earnings remains uncertain.

As we move forward, not all sectors will benefit equally. For this reason, we believe that active management, with its close monitoring of developments, is critical. We believe that the close interaction between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — positions us to make strategic and tactical decisions.

We appreciate your trust and welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the ‘Insights’ section of dws.com.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS RREEF Global Real Estate Securities Fund	|	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.

Investment Strategy

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity and debt securities issued by real estate companies, such as real estate investment trusts (REITs), REIT-like structures or real estate operating companies.

For its most recent fiscal year ended December 31, 2020, DWS RREEF Global Real Estate Securities Fund returned –4.44%. In comparison, the MSCI World Index returned 15.90% and the FTSE EPRA/NAREIT Developed Index returned –9.04%.

During the first quarter of 2020, fears regarding the global spread of COVID-19 prompted unprecedented shutdowns in a bid to slow the spread of the virus. In the United States, the U.S. Federal Reserve (Fed) soon cut short-term interest rates to near zero and pledged unlimited quantitative easing as well as access to a number of liquidity facilities, while the Senate approved the largest U.S. emergency aid package in history. Comments from Fed Chairman Powell underscored a weak economic outlook for the second quarter. In addition, the Fed changed its methodology for gauging inflationary pressures, deciding to employ a longer time horizon to measure price stability. This notable change by the Fed helped various equity indices to register all-time highs in the ensuing months, before they pulled back in September on concerns over the upcoming U.S. election, the wait for additional fiscal stimulus, and a potential second wave of COVID-19. Markets continued to balance economic improvement, underscored by central bank support, with continued uncertainty ahead of the November U.S. election. In December, equity markets rallied as global concerns over rising COVID-19 cases were tempered by positive vaccine developments and eventual clarity

4	|	DWS RREEF Global Real Estate Securities Fund

regarding U.S. election results. A strong post-election rally materialized as multinational pharmaceutical companies exceeded expectations with 90%+ efficacy in preliminary trials of two vaccines. Investors held out hope for an additional U.S. stimulus package to sustain the rally and were eventually satisfied, as a $2.3 trillion package was finalized on December 27. The relief package provided individual stimulus checks, unemployment benefits and food assistance. Additionally, the European Union launched an expansive vaccine campaign, seeking to inoculate 450 million people while simultaneously grappling with the challenge of a new variant of the virus first detected in the U.K. In Asia, Chinese technology firms faced difficulties after Hong Kong regulators ramped up their scrutiny of monopolistic practices

“Looking ahead, we anticipate a positive backdrop for global real estate securities during the coming months, supported by accelerating economic growth as well as inflationary pressures.”

Against this backdrop, global real estate securities in Continental Europe outperformed the global property market. Within Europe, the residential and Nordic segments were top performers. In Asia ex-Japan, more defensive REITs in Singapore and Hong Kong outperformed property developers. In the case of Japan, weakness was broad based, as both REITs and developer stocks lagged. Within the United States, performance dispersion was evident across property types, with the data center, self-storage and industrial REIT sectors posting comparatively favorable returns, while retail, regional mall, hotel and office REITs were particularly hard hit in the pandemic environment.

Positive Contributors to Fund Performance

Within the Americas, stock selection was strongest within the U.S. office and Canadian REIT sectors. In addition, selection within the U.S. net lease and health care REIT sectors contributed positively. Elsewhere, stock selection was additive within Singapore REITs, Hong Kong developers and U.K. large caps, as well as within Australia. At the individual security level, overweights to Alexandria Real Estate Equities, Inc., Goodman Group and Granite Real Estate Investment Trust made the largest contributions to performance. From an allocation perspective, underweights to North America regional malls, Continental Europe retail and North America hotels supported returns.

DWS RREEF Global Real Estate Securities Fund	|	5

Negative Contributors to Fund Performance

Conversely, stock selection was weakest within the Americas region, in particular the retail, specialty and hotel REIT sectors. At the security level, an overweight to STORE Capital Corp. and an underweight to Regency Centers Corp.* detracted most. In terms of allocation, the Fund’s positioning within the Americas retail and net lease sectors weighed on returns.

Outlook and Positioning

Looking ahead, we anticipate a positive backdrop for global real estate securities during the coming months, supported by accelerating economic growth as well as inflationary pressures. We believe that an effective COVID-19 vaccine could drive positive market sentiment and a return to more normal economic conditions. In the United States, we do not expect any major impact on the property market from the incoming Administration and a Democratic-controlled Congress.

Across the real estate landscape, we remain focused on current valuations and the likelihood that cash flows should recover to pre-COVID-19 levels as a framework to assess potential opportunities. At the margins, we believe the Fund could benefit from greater exposure to health care, hotels, gaming and student housing based on what we believe is a greater likelihood for recovery in light of growing optimism regarding the vaccine. Conversely, we believe that gradually reducing exposure to data centers and towers, two segments that outperformed significantly during COVID-19 lockdowns makes sense. Elsewhere, we remain selective toward office and retail. From a long-term perspective, we believe that performance for public real estate will ultimately be driven by the pricing and fundamentals of underlying assets. Lastly, while broader sector-level themes may influence property market performance, we believe that stock selection will be the key driver of results going forward.

*	Not held at December 31, 2020.

6	|	DWS RREEF Global Real Estate Securities Fund

Portfolio Management Team

John Hammond, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2006.

–	Joined DWS in 2004; previously was Director at Schroder Property Investment Management and Director at Henderson Global Investors.

–	Head of Real Estate Securities for Europe and Lead Portfolio Manager: London.

–	Investment industry experience began in 1990.

–	BSc, University of Reading, UK.

John W. Vojticek, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2006.

–	Joined DWS in 2004; previously worked as Principal at KG Redding and Associates, March 2004–September 2004; and previously Managing Director of Deutsche Asset Management from 1996–March 2004.

–	Head and Chief Investment Officer of Liquid Real Assets for DWS.

–	BS in Business Administration, University of Southern California.

David W. Zonavetch, CPA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2013.

–	Joined DWS in 1998; previously worked as Senior Accountant in Corporate Finance; and as an Analyst at Cendant Mobility.

–	Co-Head of Real Estate Securities, Americas and Co-Lead Portfolio Manager: Chicago.

–	Investment industry experience began in 1996.

–	BS in Finance, University of Illinois at Urbana-Champaign.

Chris Robinson, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2012.

–	Joined DWS in 2003; previously served as a real estate equities research analyst at ING Investment Management.

–	Head of Real Estate Securities, Asia Pacific and Lead Portfolio Manager: Sydney.

–	Investment industry experience began in 1996.

–	Bachelor of Business in Finance and Marketing, The Australian Catholic University; Graduate Diploma in Applied Finance, The Securities Institute of Australia.

Robert Thomas, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2017.

–

Joined DWS in 2017; previously served as the Head of North American Property Equities and Portfolio Manager at Henderson Global Investors; and previously was Co-Head of North American Listed Real Estate at AMP Capital Investors.

–	Co-Head of Real Estate Securities, Americas and Co-Lead Portfolio Manager: Chicago.

–	Investment industry experience began in 2002.

–	BA in Economics, Duke University; MBA, Finance / Management and Strategy, Kellogg School of Management, Northwestern University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

DWS RREEF Global Real Estate Securities Fund	|	7

Terms to Know

The MSCI World Index is an unmanaged index representing large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

The FTSE EPRA/NAREIT Developed Index is an unmanaged, market-weighted index designed to track the performance of listed real estate companies and REITS worldwide.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Overweight means the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the Fund holds a lower weighting.

Contributors and detractors incorporate both a stock’s return and its weight. If two stocks have the same return but one has a larger weighting in the Fund, it will have a larger contribution to return in the period.

8	|	DWS RREEF Global Real Estate Securities Fund

Performance Summary	December 31, 2020 (Unaudited)

Class A	1-Year	5-Year	10-Year

Average Annual Total Returns as of 12/31/20
Unadjusted for Sales Charge	–4.44%	5.47%	6.31%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–9.93%	4.23%	5.68%
MSCI World Index†	15.90%	12.19%	9.87%
FTSE EPRA/NAREIT Developed Index††	–9.04%	3.74%	5.44%

Class T	1-Year	5-Year	10-Year

Average Annual Total Returns as of 12/31/20
Unadjusted for Sales Charge	–4.44%	5.47%	6.32%
Adjusted for the Maximum Sales Charge (max 2.50% load)	–6.83%	4.94%	6.05%
MSCI World Index†	15.90%	12.19%	9.87%
FTSE EPRA/NAREIT Developed Index††	–9.04%	3.74%	5.44%

Class C	1-Year	5-Year	10-Year

Average Annual Total Returns as of 12/31/20
Unadjusted for Sales Charge	–5.24%	4.67%	5.49%
Adjusted for the Maximum Sales Charge (max 1.0% CDSC)	–5.24%	4.67%	5.49%
MSCI World Index†	15.90%	12.19%	9.87%
FTSE EPRA/NAREIT Developed Index††	–9.04%	3.74%	5.44%

Class R6		1-Year	Life of Class*

Average Annual Total Returns as of 12/31/20
No Sales Charges		–4.09%	6.36%
MSCI World Index†		15.90%	13.86%
FTSE EPRA/NAREIT Developed Index††		–9.04%	3.60%

Class S	1-Year	5-Year	10-Year

Average Annual Total Returns as of 12/31/20
No Sales Charges	–4.33%	5.62%	6.48%
MSCI World Index†	15.90%	12.19%	9.87%
FTSE EPRA/NAREIT Developed Index††	–9.04%	3.74%	5.44%

DWS RREEF Global Real Estate Securities Fund	|	9

Institutional Class	1-Year	5-Year	10-Year

Average Annual Total Returns as of 12/31/20
No Sales Charges	–4.21%	5.75%	6.64%
MSCI World Index†	15.90%	12.19%	9.87%
FTSE EPRA/NAREIT Developed Index††	-9.04%	3.74%	5.44%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2020, are 1.29%, 1.23%, 2.04%, 0.91%, 1.11% and 1.01% for Class A, Class T, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class T shares for the period prior to its inception on June 5, 2017 are derived from the historical performance of Institutional Class shares of DWS RREEF Global Real Estate Securities Fund during such periods and have been adjusted to reflect the higher total annual operating expenses and applicable sales charges of Class T. Any difference in expenses will affect performance.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

10	|	DWS RREEF Global Real Estate Securities Fund

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	Class R6 shares commenced operations on November 1, 2016.

†

MSCI World Index is an unmanaged index representing large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

††	FTSE EPRA/NAREIT Developed Index is an unmanaged, market-weighted index designed to track the performance of listed real estate companies and REITS worldwide.

	Class A	Class T	Class C	Class R6	Class S	Institutional Class

Net Asset Value
12/31/20	$7.77	$7.77	$7.72	$7.78	$7.77	$7.77
12/31/19	$8.98	$8.97	$8.99	$8.96	$8.96	$8.96

Distribution Information as of 12/31/2020
Income Dividends, Twelve Months	$.34	$.34	$.34	$.34	$.34	$.34
Capital Gains, Twelve Months	$.37	$.37	$.37	$.37	$.37	$.37

DWS RREEF Global Real Estate Securities Fund	|	11

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/20	12/31/19
Common Stocks	100%	100%
Cash Equivalents	—	0%
	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/20	12/31/19
Diversified	26%	32%
Apartments	17%	18%
Industrial	10%	10%
Office	10%	13%
Shopping Centers	8%	5%
Health Care	7%	7%
Storage	5%	5%
Hotels	4%	2%
Specialty Services	3%	5%
Regional Malls	3%	2%
Other	7%	1%
	100%	100%

Geographical Diversification (As a % of Common Stocks)	12/31/20	12/31/19
United States	53%	54%
Japan	11%	12%
Germany	6%	4%
United Kingdom	6%	6%
Hong Kong	6%	6%
Australia	4%	3%
Singapore	3%	4%
France	3%	2%
Canada	3%	3%
Sweden	3%	2%
Others	2%	4%
	100%	100%

12	|	DWS RREEF Global Real Estate Securities Fund

Ten Largest Holdings at December 31, 2020 (27.1% of Net Assets)		Country	Percent
1	Prologis, Inc.	United States	4.4%
	Owner, operator and developer of industrial real estate
2	Vonovia SE	Hong Kong	3.7%
	Provider of real estate services
3	Simon Property Group, Inc.	United States	2.9%
	Owner and operator of regional shopping malls
4	Welltower, Inc.	United States	2.8%
	Investor of senior housing and assisted living facilities
5	Extra Space Storage, Inc.	United States	2.5%
	Owner and operator of self-storage properties
6	AvalonBay Communities, Inc.	United States	2.3%
	Acquirer, manager and developer of apartment homes
7	Sun Communities, Inc.	United States	2.3%
	Operator of manufactured housing communities
8	Alexandria Real Estate Equities, Inc.	United States	2.2%
	Acquirer, manager and developer of office and laboratory space properties
9	Life Storage, Inc.	United States	2.0%
	Owner and operator of self-storage units
10	Gaming and Leisure Properties, Inc.	United States	2.0%
	Owns and leases casinos and other entertainment facilities

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 14. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 56 for contact information.

DWS RREEF Global Real Estate Securities Fund	|	13

Investment Portfolio	as of December 31, 2020

	Shares	Value ($)
Common Stocks 100.4%
Australia 4.6%

BGP Holdings PLC* (a)	11,394,023	53,729

Goodman Group	80,215	1,169,118

GPT Group	650,870	2,265,894

Growthpoint Properties Australia Ltd.	231,602	624,270

Mirvac Group	1,345,556	2,743,805

Scentre Group	685,229	1,465,228

Vicinity Centres	996,159	1,238,132

Waypoint REIT	574,870	1,210,910

(Cost $8,228,487)		10,771,086

Belgium 1.0%

Aedifica SA	9,385	1,131,937

VGP NV (b)	3,130	470,436

Warehouses De Pauw CVA	25,049	868,036

(Cost $1,660,329)		2,470,409

Canada 2.7%

Canadian Apartment Properties REIT	78,503	3,083,011

Granite Real Estate Investment Trust (b)	33,618	2,057,383

RioCan Real Estate Investment Trust (b)	98,630	1,297,865

(Cost $4,712,241)		6,438,259

China 0.0%
GDS Holdings, Ltd. “A”* (Cost $73,469)	6,700	78,453

France 2.8%

Gecina SA	18,884	2,923,780

Unibail-Rodamco-Westfield	46,534	3,632,742

(Cost $5,149,864)		6,556,522

Germany 6.2%

Alstria Office REIT-AG	69,574	1,260,672

Deutsche Wohnen SE	84,842	4,541,593

Vonovia SE	121,451	8,894,771

(Cost $6,578,300)		14,697,036

Hong Kong 5.8%

CK Asset Holdings Ltd.	406,000	2,082,805

Link REIT	479,808	4,367,548

Sun Hung Kai Properties Ltd.	307,000	3,963,587

SUNeVision Holdings, Ltd.	63,000	57,351

Swire Properties Ltd.	418,600	1,218,680

The accompanying notes are an integral part of the financial statements.

14	|	DWS RREEF Global Real Estate Securities Fund

	Shares	Value ($)

Wharf Real Estate Investment Co., Ltd.	383,000	1,996,361

(Cost $11,312,026)		13,686,332

Japan 11.2%

Activia Properties, Inc.	502	2,122,361

Daibiru Corp.	113,667	1,439,993

Daiwa Securities Living Investments Corp.	1,591	1,474,998

Global One Real Estate Investment Corp.	1,881	1,911,514

Hulic Reit, Inc.	1,849	2,761,592

Japan Real Estate Investment Corp.	54	312,331

Kenedix Retail REIT Corp.	973	2,375,660

Mitsubishi Estate Co., Ltd.	194,000	3,111,033

Mitsui Fudosan Co., Ltd.	163,400	3,408,580

Mori Trust Hotel Reit, Inc.	1,621	1,808,107

Mori Trust Sogo Reit, Inc.	1,212	1,564,250

Nomura Real Estate Master Fund, Inc.	1,260	1,805,600

Sumitomo Realty & Development Co., Ltd.	34,100	1,049,670

Tokyu Fudosan Holdings Corp.	269,700	1,436,994

(Cost $22,998,315)		26,582,683

Singapore 2.9%

Ascendas India Trust	654,000	684,238

CapitaLand Integrated Commercial Trust	1,518,200	2,487,463

CapitaLand Ltd.	752,058	1,870,545

Frasers Logistics & Commercial Trust	769,800	823,357

Mapletree Industrial Trust	442,400	970,905

(Cost $6,015,495)		6,836,508

Spain 0.8%

Arima Real Estate SOCIMI SA *	65,457	663,752

Inmobiliaria Colonial Socimi SA	126,004	1,239,501

(Cost $1,871,106)		1,903,253

Sweden 2.7%

Castellum AB	79,301	2,016,328

Fabege AB	157,781	2,486,307

Fastighets AB Balder “B”*	33,692	1,759,380

(Cost $3,162,048)		6,262,015

United Kingdom 6.1%

Big Yellow Group PLC	79,185	1,189,473

British Land Co. PLC	507,879	3,410,256

Derwent London PLC	31,564	1,342,727

Grainger PLC	485,157	1,892,596

Segro PLC	255,935	3,327,830

The PRS REIT PLC	504,273	529,618

Tritax EuroBox PLC 144A	335,962	454,662

The accompanying notes are an integral part of the financial statements.

DWS RREEF Global Real Estate Securities Fund	|	15

	Shares	Value ($)

Tritax EuroBox PLC 144A	110,343	146,451

UNITE Group PLC *	147,920	2,119,302

(Cost $10,465,721)		14,412,915

United States 53.6%

Agree Realty Corp. (REIT)	48,751	3,245,842

Alexandria Real Estate Equities, Inc. (REIT)	28,983	5,165,350

American Campus Communities, Inc. (REIT)	43,788	1,872,813

American Homes 4 Rent “A”, (REIT)	95,838	2,875,140

Apple Hospitality REIT, Inc. (REIT)	184,389	2,380,462

AvalonBay Communities, Inc. (REIT)	34,144	5,477,722

CoreSite Realty Corp. (REIT) (b)	15,804	1,979,925

CyrusOne, Inc. (REIT)	30,697	2,245,486

Digital Realty Trust, Inc. (REIT)	1	114

EastGroup Properties, Inc. (REIT)	32,061	4,426,342

Empire State Realty Trust, Inc. “A”, (REIT) (b)	131,503	1,225,608

Equinix, Inc. (REIT)	3,070	2,192,533

Equity LifeStyle Properties, Inc. (REIT)	14,102	893,503

Essential Properties Realty Trust, Inc. (REIT)	175,522	3,721,066

Essex Property Trust, Inc. (REIT)	18,776	4,457,798

Extra Space Storage, Inc. (REIT)	50,529	5,854,290

Gaming and Leisure Properties, Inc. (REIT)	109,980	4,663,152

Howard Hughes Corp.*	16,457	1,298,951

Invitation Homes, Inc. (REIT)	67,872	2,015,798

Kimco Realty Corp. (REIT)	185,081	2,778,066

Life Storage, Inc. (REIT)	39,604	4,728,322

Medical Properties Trust, Inc. (REIT)	126,952	2,766,284

MGM Growth Properties LLC “A”, (REIT)	37,414	1,171,058

Mid-America Apartment Communities, Inc. (REIT)	30,047	3,806,654

NETSTREIT Corp. (REIT)	45,956	895,682

Omega Healthcare Investors, Inc. (REIT)	70,588	2,563,756

Park Hotels & Resorts, Inc. (REIT)	244,542	4,193,895

Prologis, Inc. (REIT)	105,620	10,526,164

Retail Properties of America, Inc. “A”, (REIT)	128,661	1,101,338

Rexford Industrial Realty, Inc. (REIT)	80,142	3,935,774

Ryman Hospitality Properties, Inc. (REIT)	1,542	104,486

Sabra Health Care REIT, Inc. (REIT)	133,215	2,313,944

Simon Property Group, Inc. (REIT)	80,186	6,838,262

SL Green Realty Corp. (REIT)	50,934	3,034,648

STORE Capital Corp. (REIT)	109,272	3,713,063

Sun Communities, Inc. (REIT)	35,273	5,359,732

Ventas, Inc. (REIT)	66,764	3,274,107

Welltower, Inc. (REIT)	101,336	6,548,332

Weyerhaeuser Co. (REIT)	34,927	1,171,102

(Cost $96,252,166)		126,816,564
Total Common Stocks (Cost $178,479,567)		237,512,035

The accompanying notes are an integral part of the financial statements.

16	|	DWS RREEF Global Real Estate Securities Fund

	Shares	Value ($)
Securities Lending Collateral 1.4%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.03% (c) (d) (Cost $3,225,035)	3,225,035	3,225,035

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $181,704,602)	101.8	240,737,070
Other Assets and Liabilities, Net	(1.8)	(4,208,006)

Net Assets	100.0	236,529,064

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2020 are as follows:

Value ($) at 12/31/2019	Pur- chases Cost ($)		Sales Proceeds ($)	Net Reali- zed Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Deprecia- tion) ($)	Income ($)	Capital Gain Distribu- tions ($)	Number of Shares at 12/31/2020	Value ($) at 12/31/2020
Securities Lending Collateral 1.4%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.03% (c) (d)
747,660	2,477,375	(e)	—	—	—	65,008	—	3,225,035	3,225,035
Cash Equivalents 0.0%
DWS Central Cash Management Government Fund, 0.08% (c)
1,486,652	82,333,829		83,820,481	—	—	4,869	—	—	—
2,234,312	84,811,204		83,820,481	—	—	69,877	—	3,225,035	3,225,035

Portfolio holdings in real estate entities outside the United States are generally organized as either corporations, trusts or partnerships subject to the tax laws of their country of domicile.

*	Non-income producing security.

(a)	Investment was valued using significant unobservable inputs.

(b)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at December 31, 2020 amounted to $3,552,869, which is 1.5% of net assets.

(c)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(d)

Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $505,783.

(e)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2020.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CVA: Certificaten Van Aandelen (Certificate of Stock)

REIT: Real Estate Investment Trust

DWS RREEF Global Real Estate Securities Fund	|	17

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$10,717,357	$53,729	$10,771,086
Belgium	—	2,470,409	—	2,470,409
Canada	6,438,259	—	—	6,438,259
China	—	78,453	—	78,453
France	—	6,556,522	—	6,556,522
Germany	—	14,697,036	—	14,697,036
Hong Kong	—	13,686,332	—	13,686,332
Japan	—	26,582,683	—	26,582,683
Singapore	—	6,836,508	—	6,836,508
Spain	—	1,903,253	—	1,903,253
Sweden	—	6,262,015	—	6,262,015
United Kingdom	—	14,412,915	—	14,412,915
United States	126,816,564	—	—	126,816,564
Short-Term Investments	3,225,035	—	—	3,225,035
Total	$136,479,858	$104,203,483	$53,729	$240,737,070

See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

18	|	DWS RREEF Global Real Estate Securities Fund

Statement of Assets and Liabilities

as of December 31, 2020

Assets
Investments in non-affiliated securities, at value (cost $178,479,567) — including $3,552,869 of securities loaned	$237,512,035
Investment in DWS Government & Agency Securities Portfolio (cost $3,225,035)*	3,225,035
Cash	7,997
Foreign currency, at value (cost $257,945)	259,099
Receivable for investments sold	274,591
Receivable for Fund shares sold	257,352
Dividends receivable	866,079
Interest receivable	1,513
Foreign taxes recoverable	287,014
Other assets	26,538
Total assets	242,717,253

Liabilities
Payable upon return of securities loaned	3,225,035
Payable for investments purchased	307,826
Line of credit loan payable	1,800,000
Payable for Fund shares redeemed	547,624
Accrued management fee	95,096
Accrued Trustees’ fees	6,078
Other accrued expenses and payables	206,530
Total liabilities	6,188,189
Net assets, at value	$236,529,064

Net Assets Consist of
Distributable earnings (loss)	36,281,738
Paid-in capital	200,247,326
Net assets, at value	$236,529,064

*	Represents collateral on securities loaned. In addition, the Fund held non-cash collateral having a value of $505,783.

The accompanying notes are an integral part of the financial statements.

DWS RREEF Global Real Estate Securities Fund	|	19

Statement of Assets and Liabilities as of December 31, 2020 (continued)

Net Asset Value

Class A

Net Asset Value and redemption price per share ($21,083,031 ÷ 2,714,015 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.77

Maximum offering price per share (100 ÷ 94.25 of $7.77)	$8.24
Class T

Net Asset Value and redemption price per share ($11,966 ÷ 1,540 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.77

Maximum offering price per share (100 ÷ 97.50 of $7.77)	$7.97
Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($3,822,714 ÷ 495,170 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.72
Class R6

Net Asset Value, offering and redemption price per share ($93,703,221 ÷ 12,046,755 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.78
Class S

Net Asset Value, offering and redemption price per share ($19,572,526 ÷ 2,520,520 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.77
Institutional Class

Net Asset Value, offering and redemption price per share ($98,335,606 ÷ 12,657,016 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.77

The accompanying notes are an integral part of the financial statements.

20	|	DWS RREEF Global Real Estate Securities Fund

Statement of Operations

for the year ended December 31, 2020

Investment Income
Income:

Dividends (net of foreign taxes withheld of $254,834)	$7,002,492
Income distributions — DWS Central Cash Management Government Fund	4,869
Securities lending income, net of borrower rebates	65,008
Total income	7,072,369
Expenses:

Management fee	1,759,454
Administration fee	245,453
Services to shareholders	248,131
Distribution and service fees	104,068
Custodian fee	50,562
Professional fees	91,781
Reports to shareholders	106,332
Registration fees	80,481
Trustees’ fees and expenses	9,239
Interest Expense	1,277
Other	31,478
Total expenses before expense reductions	2,728,256
Expense reductions	(432,239)
Total expenses after expense reductions	2,296,017
Net investment income	4,776,352

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Investments	(6,776,334)

Foreign currency	45,263
Payments by affiliates (see Note G)	46
(6,731,025)
Change in net unrealized appreciation (depreciation) on:

Investments	(21,092,418)
Foreign currency	18,721
(21,073,697)
Net gain (loss)	(27,804,722)
Net increase (decrease) in net assets resulting from operations	$(23,028,370)

The accompanying notes are an integral part of the financial statements.

DWS RREEF Global Real Estate Securities Fund	|	21

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2020	2019

Operations:

Net investment income	$4,776,352	$11,156,787
Net realized gain (loss)	(6,731,025)	86,743,567
Change in net unrealized appreciation (depreciation)	(21,073,697)	34,731,985
Net increase (decrease) in net assets resulting from operations	(23,028,370)	132,632,339
Distributions to shareholders:

Class A	(2,045,921)	(4,650,096)
Class T	(988)	(1,763)
Class C	(438,635)	(888,340)
Class R6	(7,633,554)	(10,551,115)
Class S	(2,190,546)	(6,938,368)
Institutional Class	(9,773,550)	(36,202,910)
Total distributions	(22,083,194)	(59,232,592)
Fund share transactions:

Proceeds from shares sold	80,132,279	215,529,278
Reinvestment of distributions	20,606,401	57,006,243
Payments for shares redeemed	(150,741,014)	(669,193,745)
Net increase (decrease) in net assets from Fund share transactions	(50,002,334)	(396,658,224)
Increase (decrease) in net assets	(95,113,898)	(323,258,477)
Net assets at beginning of period	331,642,962	654,901,439

Net assets at end of period	$236,529,064	$331,642,962

The accompanying notes are an integral part of the financial statements.

22	|	DWS RREEF Global Real Estate Securities Fund

Financial Highlights

DWS RREEF Global Real Estate Securities Fund — Class A

	Years Ended December 31,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$8.98	$8.41	$9.25	$8.60	$8.68
Income (loss) from investment operations:

Net investment income[a]	.12	.16	.19	.16	.15
Net realized and unrealized gain (loss)	(.62)	1.86	(.57)	.81	.11
Total from investment operations	(.50)	2.02	(.38)	.97	.26
Less distributions from:

Net investment income	(.34)	(.61)	(.43)	(.32)	(.34)
Net realized gains	(.37)	(.84)	(.03)	—	—
Total distributions	(.71)	(1.45)	(.46)	(.32)	(.34)
Redemption fees	—	—	—	—	.00 *
Net asset value, end of period	$7.77	$8.98	$8.41	$9.25	$8.60
Total Return (%)[b,c]	(4.44)	24.51	(4.39)	11.33	3.04

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	31	36	283	466
Ratio of expenses before expense reductions (%)	1.39	1.29	1.22	1.35	1.52
Ratio of expenses after expense reductions (%)	1.20	1.18	1.20	1.25	1.32
Ratio of net investment income (%)	1.60	1.64	2.14	1.72	1.70
Portfolio turnover rate (%)	115	108	116	134	118

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS RREEF Global Real Estate Securities Fund	|	23

DWS RREEF Global Real Estate Securities Fund — Class T

	Years Ended December 31,			Period Ended
	2020	2019	2018	12/31/17[a]

Selected Per Share Data
Net asset value, beginning of period	$8.97	$8.40	$9.24	$9.11
Income (loss) from investment operations:

Net investment income[b]	.13	.17	.18	.10
Net realized and unrealized gain (loss)	(.62)	1.85	(.56)	.36
Total from investment operations	(.49)	2.02	(.38)	.46
Less distributions from:

Net investment income	(.34)	(.61)	(.43)	(.33)
Net realized gains	(.37)	(.84)	(.03)	—
Total distributions	(.71)	(1.45)	(.46)	(.33)
Net asset value, end of period	$7.77	$8.97	$8.40	$9.24
Total Return (%)[c,d]	(4.44)	24.66	(4.40)	5.08	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	12	13	10	11
Ratio of expenses before expense reductions (%)	1.31	1.23	1.24	1.30	*
Ratio of expenses after expense reductions (%)	1.14	1.12	1.20	1.21	*
Ratio of net investment income (%)	1.71	1.73	2.00	1.85	*
Portfolio turnover rate (%)	115	108	116	134	[e]

[a]	For the period from June 5, 2017 (commencement of operations) to December 31, 2017.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Total return would have been lower had certain expenses not been reduced.

[e]	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

24	|	DWS RREEF Global Real Estate Securities Fund

DWS RREEF Global Real Estate Securities Fund — Class C

	Years Ended December 31,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$8.99	$8.42	$9.30	$8.65	$8.73
Income (loss) from investment operations:

Net investment income[a]	.06	.09	.11	.09	.09
Net realized and unrealized gain (loss)	(.62)	1.85	(.55)	.81	.10
Total from investment operations	(.56)	1.94	(.44)	.90	.19
Less distributions from:

Net investment income	(.34)	(.53)	(.41)	(.25)	(.27)
Net realized gains	(.37)	(.84)	(.03)	—	—
Total distributions	(.71)	(1.37)	(.44)	(.25)	(.27)
Redemption fees	—	—	—	—	.00 *
Net asset value, end of period	$7.72	$8.99	$8.42	$9.30	$8.65
Total Return (%)[b,c]	(5.24)	23.65	(5.02)	10.40	2.23

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	6	8	14	18
Ratio of expenses before expense reductions (%)	2.10	2.04	2.03	2.13	2.29
Ratio of expenses after expense reductions (%)	1.93	1.93	1.95	2.01	2.09
Ratio of net investment income (%)	.87	.89	1.20	.99	.95
Portfolio turnover rate (%)	115	108	116	134	118

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS RREEF Global Real Estate Securities Fund	|	25

DWS RREEF Global Real Estate Securities Fund — Class R6

	Years Ended December 31,				Period Ended
	2020	2019	2018	2017	12/31/16[a]

Selected Per Share Data
Net asset value, beginning of period	$8.96	$8.39	$9.22	$8.58	$8.86
Income (loss) from investment operations:

Net investment income[b]	.15	.20	.20	.21	.03
Net realized and unrealized gain (loss)	(.62)	1.85	(.55)	.78	.04
Total from investment operations	(.47)	2.05	(.35)	.99	.07
Less distributions from:

Net investment income	(.34)	(.64)	(.45)	(.35)	(.35)
Net realized gains	(.37)	(.84)	(.03)	—	—
Total distributions	(.71)	(1.48)	(.48)	(.35)	(.35)
Redemption fees	—	—	—	—	.00	***
Net asset value, end of period	$7.78	$8.96	$8.39	$9.22	$8.58
Total Return (%)[c]	(4.09)	24.88	(4.06)	11.54	.87	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	94	88	.17	.15	.01
Ratio of expenses before expense reductions (%)	.96	.91	1.22	1.99	1.35	*
Ratio of expenses after expense reductions (%)	.79	.79	.95	.96	1.15	*
Ratio of net investment income (%)	2.09	2.04	2.28	2.27	1.96	*
Portfolio turnover rate (%)	115	108	116	134	118	[d]

[a]	For the period from November 1, 2016 (commencement of operations) to December 31, 2016.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Represents the Fund’s portfolio turnover for the year ended December 31, 2016.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

26	|	DWS RREEF Global Real Estate Securities Fund

DWS RREEF Global Real Estate Securities Fund — Class S

	Years Ended December 31,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$8.96	$8.39	$9.22	$8.57	$8.66
Income (loss) from investment operations:

Net investment income[a]	.13	.18	.18	.18	.17
Net realized and unrealized gain (loss)	(.61)	1.86	(.54)	.80	.09
Total from investment operations	(.48)	2.04	(.36)	.98	.26
Less distributions from:

Net investment income	(.34)	(.63)	(.44)	(.33)	(.35)
Net realized gains	(.37)	(.84)	(.03)	—	—
Total distributions	(.71)	(1.47)	(.47)	(.33)	(.35)
Redemption fees	—	—	—	—	.00 *
Net asset value, end of period	$7.77	$8.96	$8.39	$9.22	$8.57
Total Return (%)[b]	(4.33)	24.76	(4.16)	11.46	3.09

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	44	51	90	71
Ratio of expenses before expense reductions (%)	1.17	1.11	1.09	1.15	1.38
Ratio of expenses after expense reductions (%)	1.00	1.00	1.05	1.07	1.18
Ratio of net investment income (%)	1.72	1.85	2.06	1.99	1.87
Portfolio turnover rate (%)	115	108	116	134	118

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS RREEF Global Real Estate Securities Fund	|	27

DWS RREEF Global Real Estate Securities Fund — Institutional Class

	Years Ended December 31,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$8.96	$8.38	$9.22	$8.57	$8.66
Income (loss) from investment operations:

Net investment income[a]	.14	.18	.20	.18	.17
Net realized and unrealized gain (loss)	(.62)	1.88	(.56)	.82	.10
Total from investment operations	(.48)	2.06	(.36)	1.00	.27
Less distributions from:

Net investment income	(.34)	(.64)	(.45)	(.35)	(.36)
Net realized gains	(.37)	(.84)	(.03)	—	—
Total distributions	(.71)	(1.48)	(.48)	(.35)	(.36)
Redemption fees	—	—	—	—	.00 *
Net asset value, end of period	$7.77	$8.96	$8.38	$9.22	$8.57
Total Return (%)[b]	(4.21)	25.05	(4.17)	11.66	3.20

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	98	162	560	499	623
Ratio of expenses before expense reductions (%)	1.05	1.01	.95	1.06	1.27
Ratio of expenses after expense reductions (%)	.88	.90	.95	.99	1.07
Ratio of net investment income (%)	1.91	1.94	2.26	2.01	1.95
Portfolio turnover rate (%)	115	108	116	134	118

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

28	|	DWS RREEF Global Real Estate Securities Fund

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS RREEF Global Real Estate Securities Fund (the “Fund”) is a diversified series of Deutsche DWS Securities Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class T shares are subject to an initial sales charge and are only available through certain financial intermediaries. Class T shares are closed to new purchases, except in connection with the reinvestment of dividends or other distributions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

DWS RREEF Global Real Estate Securities Fund	|	29

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity,

30	|	DWS RREEF Global Real Estate Securities Fund

coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2020, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.06% annualized effective rate as of December 31, 2020) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may

DWS RREEF Global Real Estate Securities Fund	|	31

terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2020, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Remaining Contractual Maturity of the Agreements as of December 31, 2020
	Overnight and Continuous	<30 days	Between 30 & 90 Days	>90 days	Total
Securities Lending Transactions
Common Stocks	$3,225,035	$—	$—	$505,783	$3,730,818
Gross amount of recognized liabilities and non-cash collateral for securities lending transactions:					$3,730,818

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At December 31, 2020, the Fund had a net tax basis short-term capital loss carryforwards of approximately $9,960,000, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2020 and has determined that no positions for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders

32	|	DWS RREEF Global Real Estate Securities Fund

annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss), and certain securities sold at a loss. With respect to the Fund’s investment in passive foreign investment companies, for U.S. tax purposes, such investments may, among other things, cause the Fund to recognize and distribute taxable income without a corresponding receipt of cash as a result of recognizing certain unrealized gains at year end as ordinary income that would have otherwise been treated as capital gain upon disposition. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2020, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$6,429,917
Capital loss carryforwards	$(9,960,000)
Net unrealized appreciation (depreciation) on investments	$39,537,597

At December 31, 2020, the aggregate cost of investments for federal income tax purposes was $201,199,473. The net unrealized appreciation for all investments based on tax cost was $39,537,597. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $59,720,042 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $20,182,445.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2020	2019
Distributions from ordinary income*	$16,493,102	$32,313,620
Distributions from long term capital gains	$5,590,092	$26,918,972

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

DWS RREEF Global Real Estate Securities Fund	|	33

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund at its fiscal year end recharacterizes distributions received from a United States Real Estate Investment Trust (“U.S. REIT”) investment based on information provided by the U.S. REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a U.S. REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from U.S. REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. With respect to the distributions received from foreign domiciled corporations, generally determined to be passive foreign investment companies for tax reporting purposes, such amounts are included in dividend income without any recharacterization.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2020, purchases and sales of investment securities (excluding short-term investments) aggregated $287,453,116 and $349,359,146, respectively.

C. Related Parties

Management Agreement. Under its amended and restated Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of

34	|	DWS RREEF Global Real Estate Securities Fund

DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.

RREEF America L.L.C. (“RREEF”), an indirect, wholly owned subsidiary of DWS Group, is the subadvisor for the Fund. While DIMA is the investment advisor to the Fund, the day-to-day activities of managing the Fund’s portfolio have been delegated to RREEF. DIMA compensates RREEF out of the management fee it receives from the Fund.

Pursuant to investment subadvisory agreements between RREEF and each of DWS Alternatives Global Limited and DWS Investments Australia Limited (the “sub-subadvisors”), these entities act as sub-subadvisors to the Fund. The Fund’s sub-subadvisors are indirect, wholly owned subsidiaries of DWS Group. Under the supervision of the Board of Trustees, DIMA and RREEF, the sub-subadvisors manage the Fund’s investments in specific foreign markets. RREEF pays a fee to each sub-subadvisor pursuant to the investment subadvisory agreement between RREEF and each sub-subadvisor.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1.0 billion of the Fund’s average daily net assets	.700%
Over $1.0 billion of such net assets	.675%

Accordingly, for the year ended December 31, 2020, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.70% of the Fund’s average daily net assets.

For the period from January 1, 2020 through September 30, 2021, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.20%
Class T	1.20%
Class C	1.95%
Class R6	.95%
Class S	1.05%
Institutional Class	.95%

DWS RREEF Global Real Estate Securities Fund	|	35

In addition, for the period from January 1, 2020 through December 31, 2020, the Advisor had agreed to voluntarily waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of Class R6 shares at 0.79%. The voluntary waiver may be changed or terminated at any time without notice.

For the year ended December 31, 2020, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$44,158
Class T	19
Class C	7,925
Class R6	142,737
Class S	44,112
Institutional Class	193,288
$432,239

Administration Fee. Pursuant to an Administration Services Agreement, the Advisor provides most administrative services to the Fund. Prior to March 1, 2020, for all services provided under the Administration Services Agreement, the Fund paid the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. Effective March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual Administration Fee of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2020, the Administration Fee was $245,453, of which $19,749 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing

36	|	DWS RREEF Global Real Estate Securities Fund

fee it receives from the Fund. For the year ended December 31, 2020, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2020
Class A	$5,076	$839
Class T	23	4
Class C	707	115
Class R6	1,507	100
Class S	5,431	917
Institutional Class	4,689	555
	$17,433	$2,530

In addition, for the year ended December 31, 2020, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,” were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$36,471
Class C	5,820
Class S	46,870
Institutional Class	98,554
$187,715

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended December 31, 2020, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at December 31, 2020
Class C	$35,101	$2,457

In addition, DDI provides information and administration services for a fee (“Service Fee”) to Class A, T and C shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder

DWS RREEF Global Real Estate Securities Fund	|	37

accounts the firms service. For the year ended December 31, 2020, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at December 31, 2020	Annual Rate
Class A	$57,272	$11,137	.25%
Class T	16	8	.15%
Class C	11,679	1,707	.25%
	$68,967	$12,852

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended December 31, 2020 aggregated $749.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C shares. For the year ended December 31, 2020, the CDSC for Class C shares aggregated $589. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2020, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $17,124, of which $7,462 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management

38	|	DWS RREEF Global Real Estate Securities Fund

fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

D. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement.

At December 31, 2020, the Fund had a $1,800,000 outstanding loan. Interest expense incurred on the borrowings was $1,277 for the year ended December 31, 2020. The average dollar amount of the borrowings was $838,333, the weighted average interest rate on these borrowings was 1.86%, and the Fund had a loan outstanding for 30 days throughout the period. The borrowings were valued at cost, which approximates fair value.

E. Real Estate Concentration Risk

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting real estate securities, including REITs, may have a significant impact on the Fund’s performance. In particular, real estate companies can be affected by the risks associated with direct ownership of real estate, such as general or local economic conditions, decreases in real estate value, increases in property taxes and operating expenses, liability or losses owing to environmental problems, delays in completion of construction, falling rents (whether due to poor demand, increased competition, overbuilding, or limitations on rents), zoning changes, rising interest rates, lack of credit, failure of borrowers to repay loans, and losses from casualty or condemnation. Real estate companies may be adversely affected by the recent pandemic spread of the novel coronavirus known as COVID-19, which has led to decreased economic activity, widespread business and other closures and rapid increases in unemployment that may cause increased defaults on rent, loans or other obligations and increase the probability of an economic recession or depression. In addition, many real estate companies, including REITs,

DWS RREEF Global Real Estate Securities Fund	|	39

utilize leverage (and some may be highly leveraged), which increases investment risk. Highly leveraged real estate companies are particularly vulnerable to the effects of an economic downturn (including an economic downturn caused by the COVID-19 pandemic). Further, REITs are dependent upon management skills, may not be diversified and may have relatively small capitalizations, which can increase volatility.

F. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	404,932	$3,125,477	710,327	$6,786,324
Class C	59,969	446,480	58,022	552,967
Class R6	3,046,495	20,968,885	9,135,921	87,614,365
Class S	405,722	3,148,567	1,561,012	14,814,866
Institutional Class	7,271,865	52,442,870	11,226,825	105,760,756
		$80,132,279		$215,529,278

Shares issued to shareholders in reinvestment of distributions
Class A	289,052	$1,959,772	499,294	$4,436,449
Class T	145	988	199	1,763
Class C	60,528	409,167	91,345	814,208
Class R6	1,127,556	7,633,554	1,208,578	10,551,115
Class S	305,015	2,064,953	751,882	6,686,508
Institutional Class	1,261,147	8,537,967	3,796,677	34,516,200
		$20,606,401		$57,006,243

Shares redeemed
Class A	(1,480,477)	$(10,675,094)	(1,933,909)	$(18,110,478)
Class C	(319,906)	(2,303,151)	(413,756)	(3,941,058)
Class R6	(1,935,554)	(15,038,852)	(556,785)	(5,495,953)
Class S	(3,054,234)	(22,406,313)	(3,491,395)	(33,761,953)
Institutional Class	(14,020,605)	(100,317,604)	(63,752,832)	(607,884,303)
		$(150,741,014)		$(669,193,745)

40	|	DWS RREEF Global Real Estate Securities Fund

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Dollars	Shares	Dollars

Net increase (decrease)
Class A	(786,493)	$(5,589,845)	(724,288)	$(6,887,705)
Class T	145	988	199	1,763
Class C	(199,409)	(1,447,504)	(264,389)	(2,573,883)
Class R6	2,238,497	13,563,587	9,787,714	92,669,527
Class S	(2,343,497)	(17,192,793)	(1,178,501)	(12,260,579)
Institutional Class	(5,487,593)	(39,336,767)	(48,729,330)	(467,607,347)
		$(50,002,334)		$(396,658,224)

G. Payments by Affiliates

During the year ended December 31, 2020, the Advisor agreed to reimburse the Fund $46 for losses incurred on trades executed incorrectly. The amount reimbursed was less than 0.01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.

H. Other — COVID-19 Pandemic

A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity and increased government activity. Specifically, COVID-19 has led to significant death and morbidity, and concerns about its further spread have resulted in the closing of schools and non-essential businesses, cancellations, shelter-in place orders, lower consumer spending in certain sectors, social distancing, bans on large social gatherings and travel, quarantines, government economic stimulus measures, reduced productivity, rapid increases in unemployment, increased demand for and strain on government and medical resources, border closings and global trade and supply chain interruptions, among others. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve. The pandemic may affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and a prolonged pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

DWS RREEF Global Real Estate Securities Fund	|	41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Securities Trust and Shareholders of DWS RREEF Global Real Estate Securities Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS RREEF Global Real Estate Securities Fund (the “Fund”) (one of the funds constituting Deutsche DWS Securities Trust) (the “Trust”), including the investment portfolio, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Securities Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the years ended December 31, 2016, December 31, 2017 and December 31, 2018, were audited by another independent registered public accounting firm whose report, dated February 21, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain

42	|	DWS RREEF Global Real Estate Securities Fund

reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 25, 2021

DWS RREEF Global Real Estate Securities Fund	|	43

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2020 to December 31, 2020).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

44	|	DWS RREEF Global Real Estate Securities Fund

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2020 (Unaudited)

Actual Fund Return	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 7/1/20	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/20	$1,164.90	$1,164.90	$1,160.90	$1,168.20	$1,165.20	$1,166.70
Expenses Paid per $1,000*	$6.53	$6.31	$10.48	$4.31	$5.33	$4.79

Hypothetical 5% Fund Return
Beginning Account Value 7/1/20	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/20	$1,019.10	$1,019.30	$1,015.43	$1,021.17	$1,020.21	$1,020.71
Expenses Paid per $1,000*	$6.09	$5.89	$9.78	$4.01	$4.98	$4.47

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class T	Class C	Class R6	Class S	Institutional Class
DWS RREEF Global Real Estate Securities Fund	1.20%	1.16%	1.93%	.79%	.98%	.88%

For more information, please refer to the Fund’s prospectuses.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

Tax Information	(Unaudited)

The Fund paid distributions of $0.18 per share from net long-term capital gains during its year ended December 31, 2020.

For federal income tax purposes, the Fund designates approximately $777,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

DWS RREEF Global Real Estate Securities Fund	|	45

Advisory Agreement Board Considerations and Fee Evaluation

In September 2020, the Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS RREEF Global Real Estate Securities Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”), the sub-advisory agreement (the “Sub-Advisory Agreement”) between DIMA and RREEF America L.L.C. (“RREEF”), an affiliate of DIMA, and the sub-sub-advisory agreements (the “Sub-Sub-Advisory Agreements,” and together with the Agreement and the Sub-Advisory Agreement, the “Agreements”) between RREEF and each of DWS Alternatives Global Limited and DWS Investments Australia Limited (collectively, the “Sub-Sub-Advisers”), both affiliates of DIMA.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception,

46	|	DWS RREEF Global Real Estate Securities Fund

and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA, RREEF, and the Sub-Sub-Advisers are part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s, RREEF’s and the Sub-Sub-Advisers’ personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA, RREEF and the Sub-Sub-Advisers provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisors and sub-sub-advisors, including RREEF and the Sub-Sub-Advisers. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing

DWS RREEF Global Real Estate Securities Fund	|	47

underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2019, the Fund’s performance (Class A shares) was in the 2nd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2019.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory and sub-sub-advisory fee schedules, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2019). The Board noted that, effective March 1, 2020, the fee paid to DIMA under the Fund’s administrative services agreement was reduced to 0.097%. With respect to the sub-advisory and sub-sub-advisory fees paid to RREEF and the Sub-Sub-Advisers, the Board noted that the fees are paid by DIMA and RREEF, respectively, out of their fees and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2019, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages both institutional accounts and DWS Europe Funds comparable to the Fund. The Board took note of the differences in

48	|	DWS RREEF Global Real Estate Securities Fund

services provided to DWS Funds as compared to institutional accounts and DWS Europe Funds and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA, RREEF, and the Sub-Sub-Advisers.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which

DWS RREEF Global Real Estate Securities Fund	|	49

pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

The Board also considered that on September 24, 2020, the SEC granted a temporary order permitting DIMA and its affiliates to continue providing investment advisory and underwriting services to the DWS Funds notwithstanding a consent order entered into by Deutsche Bank AG on June 17, 2020 (the “Consent Order”). The Board noted that the temporary order was granted effective as of the date of the Consent Order. The Board also noted various representations by DIMA to the Board relating to the Consent Order, including that the conduct giving rise to the Consent Order (unintentional conduct that resulted from a system outage that prevented Deutsche Bank AG from reporting data in accordance with applicable CFTC requirements for five days in April 2016) did not involve any DWS Fund or services DIMA and its affiliates provide to the DWS Funds, that DIMA and its personnel had no involvement in the alleged conduct giving rise to the Consent Order, and that the DWS Funds would not bear any financial impact or costs relating to the Consent Order.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

50	|	DWS RREEF Global Real Estate Securities Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	73	—

DWS RREEF Global Real Estate Securities Fund	|	51

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International	73	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	73	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	73	Director, Aberdeen Japan Fund (since 2007)

52	|	DWS RREEF Global Real Estate Securities Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	73	—
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020)	73	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	73	—

DWS RREEF Global Real Estate Securities Fund	|	53

Officers[4]
Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director[3], DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (since October 16, 2020); and Episcopalian Charities of New York (2018–present)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); Assistant Secretary, DBX ETF Trust (2019–2020); Assistant Secretary (July 14, 2006–December 31, 2010) and Secretary (January 31, 2006–July 13, 2006), The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)

54	|	DWS RREEF Global Real Estate Securities Fund

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director[3], DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC and DBX Strategic Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Michelle Goveia-Pine[6] (1970) Interim Anti-Money Laundering Compliance Officer, since July 10, 2020	Director,[3] DWS; Interim AML Officer, DWS Trust Company (since July 28, 2020); Interim AML Officer, DBX ETF Trust (since July 9, 2020); Interim AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since July 24, 2020)

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: 100 Summer Street, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS RREEF Global Real Estate Securities Fund	|	55

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, T, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

56	|	DWS RREEF Global Real Estate Securities Fund

Investment Management	DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group. RREEF America L.L.C. (“RREEF”), an indirect, wholly owned subsidiary of DWS Group, is the subadvisor for the Fund.

Pursuant to agreements between RREEF and DWS Alternatives Global Limited and DWS Investments Australia Limited (the “sub-subadvisors”), these entities act as sub-subadvisors to the Fund. The sub-subadvisors, which are indirect, wholly owned subsidiaries of DWS Group, act under the supervision of the Board, DIMA and RREEF. RREEF allocates, and reallocates as it deems appropriate, the Fund’s assets among the sub-subadvisors.

DWS Alternatives Global Limited evaluates stock selections for the European portion of the Fund’s portfolio. DWS Investments Australia Limited evaluates stock selections for the Asian and Australian portions of the Fund’s portfolio.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class T	Class C	Class S	Institutional Class
Nasdaq Symbol	RRGAX	RRGUX	RRGCX	RRGTX	RRGIX
CUSIP Number	25159L 109	25159L 349	25159L 208	25159L 307	25159L 406
Fund Number	465	1765	765	2365	811

DWS RREEF Global Real Estate Securities Fund	|	57

For shareholders of Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Nasdaq Symbol	RRGRX
CUSIP Number	25159L 430
Fund Number	1611

58	|	DWS RREEF Global Real Estate Securities Fund

Notes

DGRESF-2

(R-025786-10 2/21)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS RREEF Global Real Estate Securities Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2020	$63,433	$0	$10,366	$0
2019	$63,433	$0	$11,267	$11,250

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2020	$0	$650,763	$0
2019	$0	$740,482	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2020	$10,366	$650,763	$0	$661,129
2019	$22,517	$740,482	$0	$762,999

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2019 and 2020 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF Global Real Estate Securities Fund, a series of Deutsche DWS Securities Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	3/1/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	3/1/2021

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	3/1/2021